UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

August 14, 2007
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

310, 605 – 1st Street S.W.
Calgary, Alberta, Canada T2P 3S9
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Section 8  -  Other Events

Item 8.01.  Other Events.

GeoGlobal Resources Inc. has been advised by Gujarat State Petroleum Corporation Limited. (“GSPC”), the operator of the KG-OSN-2001/3 (the “KG Offshore Block”) in which the Company has a net 5% participating interest, that GSPC is seeking payment of the amount by which the sums expended by GSPC on behalf of the Company (including the net 5% participating interest of Roy Group Mauritius) under Phase I of the work program set forth in the Production Sharing Contract for the KG Offshore Block dated February 4, 2003 (“PSC”) in carrying out exploration activities on the block, exceeds the amount that GSPC deems to be payable by GSPC pursuant to the Carried Interest Agreement between GSPC and the Company dated August 27, 2002 (“CIA”).  GSPC asserts that the Company is required to pay 10% of the exploration expenses over and above US$59.23 million.  GSPC asserts that this amount payable is US$44.68 million including interest of US$ 4.43 million as of June 30, 2007.

The Company has advised GSPC that, under the terms of the CIA, the PSC, and the Joint Operating Agreement dated August 7, 2003 (the “JOA”), GSPC has no right to seek the payment and that it believes the payment GSPC is seeking is in breach of the Carried Interest Agreement.  The Company further reminded GSPC, that the Company under the terms of the CIA, shall be carried by GSPC for 100% of all of its share of any costs during the exploration phase prior to the start of commercial production.  In support of the Company’s legal position, the Company has obtained the opinion of prominent Indian legal counsel.

The Company intends to vigorously protect its contractual rights in accordance with the dispute resolution process under the CIA, the PSC and the JOA as may be appropriate.  The Company is currently having discussions with GSPC in an effort to reach an amicable resolution.

The information disclosed in this Item 8.01 and the related exhibit are being furnished solely to comply with Regulation FD and are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial statements of business acquired.
Not applicable

(b)           Pro forma financial information
Not applicable

(c)           Exhibits:
99.1	Press Release dated August 14, 2007 (furnished, not filed) (1)

10.15	Carried Interest Agreement dated August 27, 2002 between Gujarat State Petroleum Corporation Limited and GeoGlobal Resources (India) Inc. (2)

10.19	Joint Operating Agreement dated August 7, 2003 between Gujarat State Petroleum Corporation Limited and Jubilant Enpro Limited and GeoGlobal Resources (India) Inc. (1)

10.12	Production Sharing Contract dated February 4, 2003 between the Government of India and Gujarat State Petroleum Corporation Limited and Jubilant Enpro Limited and GeoGlobal Resources (India) Inc. (3)

(1)	Filed herewith
(2)	Filed as exhibit 10.23 to the Company’s Annual Report for the year ended December 31, 2003 on Form 10-KSB filed April 1, 2004.
(3)	Filed as exhibit 10.20 (Contract 1) to the Company's Amended Annual Report for the year ended December 31, 2003 on Form 10-KSB/A filed April 29, 2004

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 15, 2007
GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Allan J. Kent
Allan J. Kent
Executive VP & CFO